United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: July 13, 2021

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 8, 2021, Realty Income Corporation (the “Company”) entered into a purchase agreement with Goldman Sachs & Co. LLC, Barclays Bank PLC, Citigroup Global Markets Limited, Credit Suisse International, Merrill Lynch International and Wells Fargo Securities International Limited, as joint book-running managers and underwriters, and the other underwriters party thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters £400,000,000 aggregate principal amount of its 1.125% Notes due 2027 and £350,000,000 aggregate principal amount of its 1.750% Notes due 2033.

The offering closed on July 13, 2021. Total net proceeds of the offering (after deducting the underwriting discount and before deducting estimated expenses) were approximately £742.0 million.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Purchase Agreement, dated July 8, 2021 between the Underwriters and the Company.
4.1	Indenture dated as of October 28, 1998 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. as successor trustee (filed as exhibit 4.1 to the Company’s Form 8-K, filed on October 28, 1998 and dated October 27, 1998 and incorporated herein by reference).
4.2	Form of 1.125% Note due 2027 issued on July 13, 2021 (included in Exhibit 4.4 below).
4.3	Form of 1.750% Note due 2033 issued on July 13, 2021 (included in Exhibit 4.4 below).
4.4	Officers’ Certificate dated July 13, 2021 pursuant to Sections 201, 301 and 303 of the Indenture establishing the terms of a new series of debt securities entitled “1.125% Notes due 2027” and a new series of debt securities entitled “1.750% Notes due 2033.”
5.1	Opinion of Venable LLP.
5.2	Opinion of Latham & Watkins LLP.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins (contained in the opinion filed as Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2021	REALTY INCOME CORPORATION

	By:	/s/ MICHELLE BUSHORE
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary